EXHIBIT 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




         In connection with the Quarterly Report on Form 10-QSB for the nine-month period ended September 30, 2002 of INCALL SYSTEMS, INC., a Nevada corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Ron McIntyre, Chairman and Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

        2. The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


                                /s/ Ron McIntyre
                                 ----------------
                                     Ron McIntyre, Chairman and
                                     Chief Executive Officer
December 11, 2003